UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2014
______________
AF OCEAN INVESTMENT MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)
______________

Florida	000-54354	14-1877754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
15500 Roosevelt Blvd., Suite 305, Clearwater, Florida 33760
(Address of principal executive offices) (Zip Code)
212-729-4951
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                          Unregistered Sales of Equity Securities
On October 10, 2014, AF Ocean Investment Management Company, a Florida corporation (the "Company" "our" "we" or "us") issued 69,091,497 shares of our common stock to 1,619 people, all of whom are residents of China, in connection with various promotions in China regarding non-patented technology relating to a new energy electric vehicle based on electromagnetic induction (the "Technology").  The forgoing 69,091,497 shares are referred to as the "Promotional Shares."  The aggregate value of the Promotional Shares is $76,000,647 based on a $1.10 closing price of our common stock on the OTCQB tier of the OTC marketplace on October 10, 2014.  We did not receive any cash consideration in connection with the issuance of the Promotional Shares.  The offering and issuance of the Promotional Shares was not registered under the Securities Act of 1933, as amended (the "Securities Act"), but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) and Rule 903 of Regulation S promulgated thereunder, insofar as the Promotional Shares were offered and sold in an "offshore transaction" and there were no "directed selling efforts" in or into the United States of the Promotional Shares, all within the meaning of Rule 902 of Regulation S.  Furthermore, no recipient of the Promotional Shares is a United States citizen; nor did any recipient acquire the Promotional Shares for the account or benefit of a United States citizen; and the Promotional Shares are restricted pursuant to Rule 144 under the Securities Act.
Item 8.01                          Other Events
On October 21, 2014, we cancelled the 300,000,000 shares of our common stock (the "Shares") we previously issued to our wholly-owned subsidiary, AF Ocean Investment Management Company (Shanghai Ltd.), a Chinese entity (the "Subsidiary").  We issued the Shares to the Subsidiary on July 24, 2014 for the sole purpose of having the Subsidiary distribute the Shares to Chinese citizens and entities in connection with various promotions it planned to undertake regarding the Technology and the corresponding sale of the electric vehicles (the "Promotions").  Since the issuance of the Shares to the Subsidiary, however, we have issued 165,001,323 shares of our common stock directly to Chinese citizens and entities in connection with the Promotions in lieu of the Shares being used for such purpose.  If additional shares of our common stock will be provided to Chinese citizens and entities in connection with any future Promotions, we intend to issue such shares directly.  Since the Shares will not be used in connection with the Promotions, we have determined it to be in the best interest of the Company and our stockholders to cancel the Shares, thereby reducing the number of shares of our common stock issued and outstanding by 300,000,000.
After the issuance of the Promotional Shares described above, and the cancellation of the Shares, as of October 24, 2014, there are 257,190,789 shares of our common stock issued and outstanding, and 5,000,000 shares of our Series A preferred stock issued and outstanding.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AF OCEAN INVESTMENT MANAGEMENT COMPANY.

October 24, 2014	By:	/s/ Andy Fan
Andy Fan, Chief Executive Officer